Exhibit 10.1

SECOND AMENDMENT AGREEMENT

This Second Amendment Agreement (this “Second Amendment Agreement”) is entered into as of September 2, 2008, by and between WILLIAM LYON HOMES, INC., a California corporation (“Borrower”), and COMERICA BANK (“Lender”). This Second Amendment Agreement is made with reference to the following facts:

RECITALS

A. Lender has made a revolving line of credit available to Borrower in the initial maximum outstanding principal amount of $50,000,000 (the “Loan”), pursuant to the terms of that certain Revolving Line of Credit Loan Agreement (Borrowing Base Loan) dated as of March 8, 2006 (as amended by the First Amendment Agreement described below and by this Second Amendment Agreement, the “Loan Agreement”). Capitalized terms used in this Second Amendment Agreement and not defined shall have the meanings assigned to such terms in the Loan Agreement.

B. Pursuant to that certain Amendment Agreement dated as of February 28, 2008, by and between Borrower and Lender (the “First Amendment Agreement”), the maximum available outstanding principal amount of the Loan was reduced to $35,000,000.

C. Subject to the terms and conditions contained in this Second Amendment Agreement, Borrower and Lender have agreed to modify the Loan Agreement and other Loan Documents as set forth herein.

D. As used in this Second Amendment Agreement, the term “Loan Documents” means the Loan Agreement, the Note, the Deeds of Trust, the other Security Documents, the Environmental Indemnity, the Guaranty, and the other “Loan Documents” described in the Loan Agreement. This Second Amendment Agreement and the “Short Forms,” “Additional Deeds of Trust” and “Additional Environmental Indemnities” described below shall also constitute Loan Documents.

AGREEMENT

NOW, THEREFORE, with reference to the foregoing Recitals and information, and in consideration of the mutual covenants and agreements contained in this Second Amendment Agreement, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

1.    Recitals; Representations and Warranties. The above statement of facts set forth in the Recitals is true and correct, and the Recitals hereby are incorporated herein as an agreement of Borrower and Lender. Borrower hereby represents and warrants to Lender that (a) no Event of Default or Unmatured Event of Default has occurred or exists, and (b) all representations and warranties of Borrower contained in the Loan Agreement or in any of the other Loan Documents (as the Loan Agreement and such other Loan Documents are amended hereby) are true and correct as of the date hereof.

2.    Amendments to Loan Agreement. Borrower and Lender hereby amend the Loan Agreement as follows:

2.1    The definition of “Home Advance Maturity Date(s)” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“‘Home Advance Maturity Date(s)’ shall mean the applicable period of time during which a Home may remain in the Borrowing Base for the purposes of calculating the Borrowing Availability, as follows:

(a) With respect to Presold, High End Presold, Spec or High End Spec Homes, twelve (12) Calendar Months after the initial entry of such Presold, High End Presold, Spec or High End Spec Home into the Borrowing Base;

(b) With respect to High End Model Homes, thirty (30) Calendar Months after the initial entry of such High End Model Home into the Borrowing Base;

(c) With respect to Model Homes for all Qualified Projects other than the Qualified Projects commonly known as ‘Gallery Walk’ in Elk Grove, California, and ‘Plaza Walk’ in Elk Grove, California, thirty (30) Calendar Months after the initial entry of such Model Home into the Borrowing Base; and

(d) With respect to Model Homes for the Qualified Projects commonly known as ‘Gallery Walk’ in Elk Grove, California, and ‘Plaza Walk’ in Elk Grove, California, twenty-four (24) Calendar Months after the initial entry of such Model Home or High End Model Home into the Borrowing Base.”

2.2    The definition of “Maximum Aggregate Borrowing Base Concentrations” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“‘Maximum Aggregate Borrowing Base Concentration(s)’ shall mean shall mean each and every one of the following:

(a) With respect to all Qualified Projects included in the Borrowing Base (collectively or individually ‘Geographic Concentration Limitation’):

(i) The aggregate Maximum Allowed Advance multiplied by the applicable Draw Percentage for all Zoned Land, Lots and/or Homes for Qualified Projects located in the State of Arizona shall not exceed the lesser of (1) Twelve Million Two Hundred Fifty Thousand Dollars ($12,250,000.00), or (2) thirty-five percent (35%) of the then existing Commitment Amount; and

(ii) The aggregate Maximum Allowed Advance multiplied by the applicable Draw Percentage for all Zoned Land, Lots and/or Homes for Qualified Projects located in the State of Nevada shall not exceed the lesser of

(1) Twelve Million Two Hundred Fifty Thousand Dollars ($12,250,000.00), or (2) thirty-five percent (35%) of the then existing Commitment Amount.

(b) With respect to all Zoned Land and Lots to be included in the Borrowing Base, the aggregate Maximum Allowed Advance multiplied by the applicable Draw Percentage for all Zoned Land, Entitled Land, High End Entitled Land, Lots Under Development and High End Lots Under Development for all Qualified Projects shall not exceed the lesser of (i) Twenty Million Dollars ($20,000,000.00), or (ii) sixty percent (60%) of the then existing Commitment Amount (‘Land Concentration Limitation’).

(c) With respect to all Zoned Land to be included in the Borrowing Base, the aggregate Maximum Allowed Advance multiplied by the applicable Draw Percentage for all Zoned Land for all Qualified Projects shall not exceed the lesser of (i) Five Million Dollars ($5,000,000.00), or (ii) fifteen percent (15%) of the then existing Commitment Amount (‘Zoned Land Concentration Limitation’).

(d) With respect to all Entitled Land to be included in the Borrowing Base, the aggregate Maximum Allowed Advance multiplied by the applicable Draw Percentage for all Entitled Land for all Qualified Projects shall not exceed the lesser of (i) Ten Million Dollars ($10,000,000.00), or (ii) thirty percent (30%) of the then existing Commitment Amount (‘Entitled Land Concentration Limitation’).

(e) With respect to all High End Entitled Land to be included in the Borrowing Base, the aggregate Maximum Allowed Advance multiplied by the applicable Draw Percentage for all High End Entitled Land for all Qualified Projects shall not exceed the lesser of (i) Seven Million Five Hundred Thousand Dollars ($7,500,000.00), or (ii) twenty-two percent (22%) of the then existing Commitment Amount (‘High End Entitled Land Concentration Limitation’).

(f) With respect to all Lots Under Development to be included in the Borrowing Base, the aggregate Maximum Allowed Advance multiplied by the applicable Draw Percentage for all Lots Under Development for all Qualified Projects shall not exceed the lesser of (i) Twenty Million Dollars ($20,000,000.00), or (ii) sixty percent (60%) of the then existing Commitment Amount (‘Lots Under Development Concentration Limitation’).

(g) With respect to all High End Lots Under Development to be included in the Borrowing Base, the aggregate Maximum Allowed Advance multiplied by the applicable Draw Percentage for all High End Lots Under Development for all Qualified Projects shall not exceed the lesser of (i) Fifteen Million Dollars ($15,000,000.00), or (ii) forty-five percent (45%) of the then existing Commitment Amount (‘High End Lots Under Development Concentration Limitation’).

(h) With respect to all High End Entitled Land and High End Lots Under Development to be included in the Borrowing Base, the aggregate Maximum Allowed Advance multiplied by the applicable Draw Percentage for all High End Entitled Land and High End Lots Under Development for all Qualified Projects shall not exceed the lesser of (i) Fifteen Million Dollars ($15,000,000.00), or (ii) forty-five percent (45%) of the then existing Commitment Amount (‘High End Land Concentration Limitation’).

(i) With respect to all Spec Homes to be included in the Borrowing Base for each and every Qualified Project financed hereunder other than the Qualified Projects commonly known as ‘Gallery Walk’ and ‘Plaza Walk’ in Elk Grove, California, the total number of Spec Homes shall not exceed the lesser of (i) twenty-five (25) Spec Homes, (ii) five (5) months’ appraised absorption for the applicable Project, or (iii) five (5) months’ actual absorption for the applicable Project, as determined by Lender from time to time based upon the actual prior six-month Home sales average for the applicable Project (‘Non-Elk Grove Spec Home Concentration Limitation’).

(j) With respect to all Spec Homes to be included in the Borrowing Base for the Qualified Project commonly known as ‘Gallery Walk’ in Elk Grove, California, the total number of Spec Homes shall not exceed the lesser of (i) twelve (12) Spec Homes, (ii) six (6) months’ appraised absorption for the Gallery Walk Project, or (iii) six (6) months’ actual absorption for the Gallery Walk Project, as determined by Lender from time to time based upon the actual prior six-month Home sales average for the Gallery Walk Project (‘Gallery Walk Spec Home Concentration Limitation’).

(k) With respect to all Spec Homes to be included in the Borrowing Base for the Qualified Project commonly known as ‘Plaza Walk’ in Elk Grove, California, the total number of Spec Homes shall not exceed the lesser of (i) ten (10) Spec Homes, (ii) five (5) months’ appraised absorption for the Plaza Walk Project, or (iii) five (5) months’ actual absorption for the Walk Project, as determined by Lender from time to time based upon the actual prior six-month Home sales average for the Plaza Walk Project (‘Plaza Walk Spec Home Concentration Limitation’). The Non-Elk Grove Spec Home Concentration Limitation, the Gallery Walk Spec Home Concentration Limitation and the Plaza Walk Spec Home Concentration Limitation are collectively referred to herein as the ‘Spec Home Concentration Limitation.’

(l) With respect to all High End Spec Homes to be included in the Borrowing Base, for each and every Qualified Project financed hereunder, the total number of High End Spec Homes shall not exceed the lesser of (i) fifteen (15) High End Spec Homes, (ii) four (4) months’ appraised absorption for the applicable Project, or (iii) four (4) months’ actual absorption for the applicable Project, as determined by Lender from time to time based upon the actual prior six-month Home sales average for the applicable Project (‘High End Spec Home Concentration Limitation’).

(m) With respect to all Model Homes or High End Model Homes to be included in the Borrowing Base, for each and every Qualified Project financed hereunder, the total number of Model Homes or High End Model Homes, as applicable, shall not exceed five (5) (‘Model Home Concentration Limitation’).

(n) With respect to any one Qualified Project, the aggregate Maximum Allowed Advance multiplied by the applicable Draw Percentage for such Qualified Project shall not exceed Twenty-five Million Dollars ($25,000,000.00).

(o) With respect to all attached condominium Homes for all Qualified Projects other than the Qualified Projects commonly known as ‘Promenade North’ in San Diego, California, ‘Cambridge Lane’ in Tustin, California, and ‘Gallery Walk’ in Elk Grove, California, the aggregate Maximum Allowed Advance multiplied by the applicable Draw Percentage for all such attached condominium Homes shall not exceed the lesser of (i) Fifteen Million Dollars ($15,000,000.00), or (ii) forty-five percent (45%) of the then existing Commitment Amount.

(p) With respect to all attached condominium Homes in those Qualified Projects commonly known as ‘Promenade North’ in San Diego, California and ‘Cambridge Lane’ in Tustin, California, the aggregate Maximum Allowed Advance multiplied by the applicable Draw Percentage for all such attached condominium Homes (i) for each such Qualified Project shall not exceed the lesser of (A) Fifteen Million Dollars ($15,000,000.00), or (B) forty-five percent (45%) of the then existing Commitment Amount, and (ii) for both such Qualified Projects in the aggregate shall not exceed the lesser of (A) Twenty-Five Million Dollars ($25,000,000.00), or (B) seventy-two percent (72%) of the then existing Commitment Amount.

(q) With respect to all attached condominium Homes in the Qualified Project commonly known as ‘Gallery Walk’ in Elk Grove, California, the aggregate Maximum Allowed Advance multiplied by the applicable Draw Percentage for all such attached condominium Homes shall not exceed Three Million Dollars ($3,000,000.00).

(r) With respect to all Homes in the Qualified Project commonly known as ‘Plaza Walk’ in Elk Grove, California, the aggregate Maximum Allowed Advance multiplied by the applicable Draw Percentage for all such Homes shall not exceed Three Million Dollars ($3,000,000.00).

(s) With respect to all High End Homes to be included in the Borrowing Base, the aggregate Maximum Allowed Advance multiplied by the applicable Draw Percentage for all such High End Homes shall not exceed the lesser or (i) Twenty Million Dollars ($20,000,000.00), or (ii) sixty percent (60%) of the then existing Commitment Amount.”

2.3    The subheadings entitled “ZONED LAND”, “ENTITLED LAND”, “LOTS UNDER DEVELOPMENT” and “SPEC HOMES” within the definition of “Maximum

Allowed Advance” set forth in Section 1.1 of the Loan Agreement are hereby deleted in their entirety and replaced with the following new subheadings:

“–	ZONED LAND: The sum of all Advances for Zoned Land shall not exceed (a) for all Qualified Projects other than the Qualified Projects commonly known as ‘Gallery Walk’ and ‘Plaza Walk’ in Elk Grove, California, the lesser of (i) fifty percent (50%) of Total Project Costs, or (ii) fifty percent (50%) of the Appraised Value for Zoned Land, subject to Lender’s approval, and (b) for the Qualified Projects commonly known as ‘Gallery Walk’ ‘Plaza Walk’ in Elk Grove, California, $0.”

“–	ENTITLED LAND: The sum of all Advances for Entitled Land shall not exceed (a) for all Qualified Projects other than the Qualified Projects commonly known as ‘Gallery Walk’ and ‘Plaza Walk’ in Elk Grove, California, the lesser of (i) sixty-five percent (65%) of Total Project Costs, or (ii) fifty percent (50%) of the Appraised Value for Entitled Land, subject to Lender’s approval, and (b) for the Qualified Projects commonly known as ‘Gallery Walk’ and ‘Plaza Walk’ in Elk Grove, California, $0.”

“–	LOTS UNDER DEVELOPMENT: The sum of all Advances for Lots Under Development shall not exceed (a) for all Qualified Projects other than the Qualified Projects commonly known as ‘Gallery Walk’ and ‘Plaza Walk’ in Elk Grove, California, the lesser of (i) eighty percent (80%) of Total Project Costs, or (ii) sixty-five percent (65%) of the Bulk Finished Lot Value for Lots Under Development, subject to Lender’s approval, and (b) for the Qualified Projects commonly known as ‘Gallery Walk’ and ‘Plaza Walk’ in Elk Grove, California, $0.”

“–	SPEC HOMES: The sum of all Advances for Spec Homes (including Model Homes) shall not exceed (a) for all Qualified Projects other than the Model Homes within the Qualified Projects commonly known as ‘Gallery Walk’ and ‘Plaza Walk’ in Elk Grove, California, the lesser of (i) ninety percent (90%) of Total Project Costs, or (ii) eighty percent (80%) of the Base Appraised Value for such Homes, subject to Lender’s approval, and (b) for the Model Homes within the Qualified Projects commonly known as ‘Gallery Walk’ and ‘Plaza Walk’ in Elk Grove, California, the lesser of (i) eighty percent (80%) of Total Project Costs, or (ii) seventy percent (70%) of the Base Appraised Value for such Homes, subject to Lender’s approval.”

2.4    Section 4.5.4(h) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“(h) For all Spec Homes (including any Model Homes), Borrower shall not be entitled to include in the Borrowing Base at any one time any Spec Homes in violation of the Spec Home Concentration Limitation, which shall mean (i) for each and every Project financed hereunder other than the Qualified Projects commonly known as ‘Gallery Walk’ and ‘Plaza Walk’

in Elk Grove, California, more Spec Homes than the lesser of (A) five (5) months’ appraised absorption for the Project, (B) five (5) months’ actual absorption for the Project, as determined by Lender from time to time based upon the actual prior six-month Spec Home sales average for the Project, or (C) twenty-five (25) Spec Homes, (ii) for the Qualified Project commonly known as ‘Gallery Walk’ in Elk Grove, California, more Spec Homes than the lesser of (A) six (6) months’ appraised absorption for the Gallery Walk Project, (B) six (6) months’ actual absorption for the Gallery Walk Project, as determined by Lender from time to time based upon the actual prior six-month Spec Home sales average for the Gallery Walk Project, or (C) twelve (12) Spec Homes, and (iii) for the Qualified Project commonly known as ‘Plaza Walk’ in Elk Grove, California, more Spec Homes than the lesser of (A) five (5) months’ appraised absorption for the Plaza Walk Project, (B) five (5) months’ actual absorption for the Plaza Walk Project, as determined by Lender from time to time based upon the actual prior six-month Spec Home sales average for the Plaza Walk Project, or (C) ten (10) Spec Homes.”

3.    Maximum Starts Ahead of Closings.

3.1    Notwithstanding anything to the contrary in the Loan Agreement, for the Qualified Project Commonly known as ‘Gallery Walk’ in Elk Grove, California, at any given time Lender shall have no obligation to advance funds for the construction of more than sixteen (16) Homes that have not closed escrow, and no more than three (3) buildings within the Gallery Walk Project may be under construction at any one time. Additionally, once Borrower has commenced construction of a building within the Gallery Walk Project, Borrower may not commence construction of a second building within the Gallery Walk Project until Lender determines that at least 50% of the Homes in the first building have become Presold Homes, and Borrower may not commence construction of a third building within the Gallery Walk Project until Lender has determined that (a) 100% of the Homes in the first building have become Presold Homes, (b) at least 80% of the Homes in the first building have closed escrow and (c) at least 50% of the Homes in the second building have become Presold Homes.

3.2    Notwithstanding anything to the contrary in the Loan Agreement, for the Qualified Project Commonly known as ‘Plaza Walk’ in Elk Grove, California, at any given time Lender shall have no obligation to advance funds for the construction of more than fifteen (15) Homes that have not closed escrow.

4.    Security Documents. Each Deed of Trust, and all other Security Documents, shall secure, in addition to all other indebtedness and obligations secured thereby, the payment and performance of all present and future indebtedness and obligations of Borrower under (a) this Second Amendment Agreement, (b) any and all amendments, modifications, renewals and/or extensions of the Loan Agreement, regardless of whether any such amendment, modification, renewal or extension is evidenced by a new or additional instrument, document or agreement, and (c) all other Loan Documents (other than the Guaranty and the Environmental Indemnity, the obligations under which continue to remain unsecured by each Deed of Trust), as amended by this Second Amendment Agreement and by the Short Forms.

5.    Definitions. Except as provided in this Second Amendment Agreement, all references in the Loan Agreement and in the other Loan Documents (a) to the Deeds of Trust shall mean the Deeds of Trust, as amended by this Second Amendment Agreement, (b) to the

Loan shall mean the Loan, as the maximum principal amount thereof has been reduced pursuant to this Second Amendment Agreement, (c) to the Loan Agreement shall mean the Loan Agreement as amended by this Second Amendment Agreement, (d) to the Loan Documents shall mean the Loan Documents as such term is defined in this Second Amendment Agreement, and (e) to any particular Loan Document shall mean such Loan Document as modified by this Second Amendment Agreement or any document executed pursuant hereto.

6.    Conditions Precedent. Lender’s obligation to modify the terms of the Loan Agreement and the other Loan Documents as set forth herein is subject to the satisfaction of all of the following conditions precedent (any of which may be waived by Lender in its sole discretion):

6.1    Lender shall have received a fully-executed original of this Second Amendment Agreement (including an original of the executed Guarantor’s Consent attached hereto).

6.2    Lender have received an original of each Second Amendment Agreement (Short Form), each of even date herewith (collectively, the “Short Forms”), fully executed and acknowledged by Borrower and consented to by all applicable Subordinate Rights Holders.

6.3    For each of the Qualified Projects commonly known as ‘Gallery Walk’ and ‘Plaza Walk’ in Elk Grove, California, Lender have received an original Construction Deed of Trust, Security Agreement and Fixture Filing (With Assignment of Rents and Leases), each of even date herewith (collectively, the “Additional Deeds of Trust”), fully executed by Borrower and in recordable form.

6.4    For each of the Qualified Projects commonly known as ‘Gallery Walk’ and ‘Plaza Walk’ in Elk Grove, California, Lender have received an original Environmental Indemnity, each of even date herewith (collectively, the “Additional Environmental Indemnities”), fully executed by Borrower.

6.5    The Short Forms and the Additional Deeds of Trusts shall have been recorded in the official records of the counties in which each Project is located in accordance with Lender’s instructions to the Title Company, in addition to all other documents which Lender may reasonably request to be recorded.

6.6    Lender shall have received such endorsements to each existing Title Policy (or commitments by the Title Company to issue the same in form acceptable to Lender) as Lender shall reasonably request to insure the validity and continuing first position liens of the Deeds of Trust, as amended hereby, including without limitation a CLTA 110.5 endorsement (or its local equivalent).

6.7    Lender shall have received Title Policies (or commitments by the Title Company to issue the same in form acceptable to Lender) as Lender shall reasonably request to insure the validity and first position liens of the Additional Deeds of Trust.

6.8    Lender shall have received current good standing certificates of Borrower issued by the California Secretary of State and the Secretary of State of each other state in which a Qualified Project included in the Borrowing Base is located.

6.9    No change shall have occurred in the financial condition of Borrower, Guarantor or any Project, which would have, in Lender’s sole judgment, a material adverse effect on such Project or on Borrower’s or Guarantor’s ability to repay the Loan or otherwise perform their respective obligations under the Loan Documents as of the date hereof.

6.10    No condemnation or adverse zoning or usage change proceeding shall have occurred or shall have been threatened against any Project; no Project shall have suffered any significant damage by fire or other casualty which has not been repaired; no law, regulation, ordinance, moratorium, injunctive proceeding, restriction, litigation, action, citation or similar proceeding or matter shall have been enacted, adopted, or threatened by any governmental authority, which would have, in Lender’s judgment, a material adverse effect on Borrower or any Project as of the date hereof.

6.11    The representations and warranties contained in the Loan Agreement and in all other Loan Documents shall remain true and correct as of the date hereof.

6.12    No Event of Default or Unmatured Event of Default shall have occurred and be continuing.

6.13    Borrower shall have reimbursed Lender for all costs and expenses incurred by Lender in connection with the transaction contemplated by this Second Amendment Agreement, including title insurance costs, recording fees, and attorneys’ fees and costs.

7.    Non-Impairment. Except as expressly provided herein, nothing in this Second Amendment Agreement shall alter or affect any provision, condition or covenant contained in the Loan Agreement or the other Loan Documents or affect or impair any rights, powers or remedies thereunder, and the parties hereto intend that the provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect except as expressly modified hereby.

8.    Miscellaneous. This Second Amendment Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America. The headings used in this Second Amendment Agreement are for convenience only and shall be disregarded in interpreting the substantive provisions of this Second Amendment Agreement. If any provision of this Second Amendment Agreement shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed herefrom and the remaining parts shall remain in full force as though the invalid, illegal or unenforceable provision had never been a part hereof. As used in this Second Amendment Agreement, the term “include(s)” shall mean “include(s), without limitation,” and the term “including” shall mean “including, but not limited to.”

9.    Integration; Interpretation. The Loan Documents, including this Second Amendment Agreement, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated therein, and supersede all prior negotiations. No reference to this Second Amendment Agreement is necessary in any instrument or document at any time referring to a Loan Document. Any reference to a Loan Document (including in any other Loan Document) shall be deemed a reference to such document as amended hereby.

10.    Counterparts. This Second Amendment Agreement may by executed in any number of counterparts, all of which shall be considered one in the same instrument. The original, executed signature pages of exact copies of this Second Amendment Agreement may be attached to one of such copies to form one document.

IN WITNESS WHEREOF, Borrower and Lender have executed this Second Amendment Agreement as of the day and year first set forth above.

BORROWER: WILLIAM LYON HOMES, INC., a California corporation

By:	/s/ Michael D. Grubbs
	Name:	Michael D. Grubbs
	Title:	Senior Vice President

By:	/s/ Richard S. Robinson
	Name:	Richard S. Robinson
	Title:	Senior Vice President

LENDER: COMERICA BANK

By:	/s/ David Plattner
	Name:	David Plattner
	Its:	V.P.-West Market

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GUARANTOR’S CONSENT

WILLIAM LYON HOMES, a Delaware corporation (“Guarantor”), hereby consents to the terms, conditions and provisions of the foregoing Second Amendment Agreement (“Second Amendment Agreement”) and the transactions contemplated by the Second Amendment Agreement. Guarantor hereby reaffirms the full force and effectiveness of its Guaranty dated as of March 8, 2006 (the “Guaranty”), in light of the Amendment, including without limitation all waivers, authorizations and agreements set forth therein. Guarantor hereby confirms and agrees that all references in the Guaranty to the Loan Agreement and other Loan Documents shall hereafter be deemed references to the Loan Agreement and other Loan Documents as amended by the Amendment. In addition, Guarantor acknowledges that its obligations under the Guaranty are separate and distinct from those of Borrower on the Loan.

Dated as of September 2, 2008

GUARANTOR: WILLIAM LYON HOMES, a Delaware corporation

By:	/s/ Michael D. Grubbs
	Name:	Michael D. Grubbs
	Title:	Senior Vice President

By:	/s/ Richard S. Robinson
	Name:	Richard S. Robinson
	Title:	Senior Vice President

CONSENT